JPMORGAN TRUST II

(the “Trust”)

J.P. Morgan Money Market Funds

JPMorgan U.S. Treasury Plus Money Market Fund

(Investor Shares)

(the “Fund”)

Supplement dated December 3, 2018

to the Prospectus and Summary

Prospectus dated July 1, 2018, as supplemented

Effective January 1, 2019 (“Effective Date”), the fee rates payable by the Fund to J.P. Morgan Investment Management Inc. (“JPMIM” or the “Administrator”) for administration services will change. To reflect this new administration fee schedule, the following changes will be made to the Fund’s prospectus and summary prospectus:

Changes to Annual Fund Operating Expenses Table and Expense Example. The information in the sections “Annual Fund Operating Expenses” and “Example” in the Fund’s prospectus and summary prospectus with respect to the Fund’s Investor Shares will be replaced by the following on the Effective Date:

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Investor
Management Fees	0.08%
Other Expenses	0.42
Service Fees	0.35
Remainder of Other Expenses[1]	0.07

Total Annual Fund Operating Expenses	0.50

1	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year as a result of the change in the contractual fees charged for administration services.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
INVESTOR SHARES ($)	51	160	280	628

Changes to Additional Fee and Expense Information. The information in the section “Additional Fee and Expense Information” in the Fund’s prospectus with respect to the Fund’s Investor Shares will be replaced with the following on the Effective Date:

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan U.S. Treasury Plus Money Market Fund	Investor	0.50%	0.50%

The Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 1/1/19, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

SUP-USTPMMI-1218

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended December 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Net Annual Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMorgan U.S. Treasury Plus Money Market Fund

	Investor Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
December 31, 2019	$51	5.00%	4.50%	4.50%
December 31, 2020	54	10.25	9.20	4.50
December 31, 2021	55	15.76	14.12	4.50
December 31, 2022	59	21.55	19.25	4.50
December 31, 2023	61	27.63	24.62	4.50
December 31, 2024	63	34.01	30.23	4.50
December 31, 2025	67	40.71	36.09	4.50
December 31, 2026	70	47.75	42.21	4.50
December 31, 2027	72	55.13	48.61	4.50
December 31, 2028	76	62.89	55.30	4.50

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS AND SUMMARY PROSPECTUS

FOR FUTURE REFERENCE